UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  February 6, 2008

SOLUTIA INC.
(Exact name of registrant as specified in its charter)

DELAWARE
(State of Incorporation)

001-13255	43-1781797
(Commission File Number)	(IRS Employer Identification No.)

575 Maryville Centre Drive, P.O. Box 66760, St. Louis, Missouri	63166-6760
(Address of principal executive offices)	(Zip Code)

(314) 674-1000
Registrant's telephone number, including area code

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 7.01. REGULATION FD DISCLOSURE

As previously reported, on December 17, 2003 Solutia Inc. ("Solutia") and its 14 U.S. subsidiaries filed voluntary petitions for reorganization under Chapter 11 of the U.S. Bankruptcy Code (the "Bankruptcy Code") in the U.S. Bankruptcy Court for the Southern District of New York (the "Bankruptcy Court").  The cases were consolidated for the purpose of joint administration and were assigned case number 03−17949 (PCB).  Solutia’s subsidiaries outside the United States were not included in the Chapter 11 filing.

On February 6, 2008 Solutia filed a complaint in the Bankruptcy Court against the three banks that had executed a firm commitment to fund a $2 billion exit financing package for Solutia, but have refused to meet this commitment.  These banks are Citigroup Global Markets Inc., Goldman Sachs Credit Partners L.P., and Deutsche Bank Securities Inc.  Solutia is seeking a court order requiring these banks to meet their commitment and fund Solutia’s exit from bankruptcy.  The complaint also asserts that the banks should be estopped from invoking the clause they claim relieves them of their obligation due to their improper conduct and misrepresentations to Solutia, and further claims that the banks fraudulently induced Solutia to enter into the initial engagement by promising that the financing was firmly committed.  Solutia and the banks have agreed that Solutia’s claim to require immediate funding of the $2 billion package should be heard by the Court on an expedited basis, with the trial to conclude by the end of February – prior to the expiration of the banks’ commitment.

Limitation on Incorporation by Reference

In accordance with General Instruction B.2 of Form 8−K, the information in this Form 8−K furnished pursuant to Item 7.01 shall not be deemed to be "filed" for purposes of Section 18 of the Exchange Act, or otherwise subject to the liabilities of that section, nor shall such information be deemed incorporated by reference in any filing under the Exchange Act or Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such a filing.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS

(c) Exhibits:
Exhibit Number	Description
99.1	Press Release dated February 6, 2008
99.2
Complaint, filed as an adversary proceeding entitled Solutia v. Citigroup Global Markets Inc., Goldman Sachs Credit Partners L.P., Deutsche Bank Securities Inc. and Deutsch Bank Trust Company Americas, in Chapter 11, Case No. 03-17949 (PCB) in the United States Bankruptcy Court for the Southern District of New York,

99.3	Exit Financing Commitment Letter (incorporated by reference to Exhibit 99.2 of Solutia’s Form 8-K, dated January 23, 2008)

SIGNATURES

PURSUANT TO THE REQUIREMENTS OF THE SECURITIES EXCHANGE ACT OF 1934, THE REGISTRANT HAS DULY CAUSED THIS REPORT TO BE SIGNED ON ITS BEHALF BY THE UNDERSIGNED, THEREUNTO DULY AUTHORIZED.

SOLUTIA INC.
(Registrant)
/s/ Rosemary L. Klein
Senior Vice President, General Counsel and Secretary

DATE: February 7, 2008